As filed with the Securities and Exchange Commission on February 28, 2013

Registration Nos.: 33-10363
811-4917

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 34  ☒

and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
  ACT OF 1940  ☒

  Amendment No. 35  ☒

Morgan Stanley Mortgage Securities Trust

(A Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Office)

Registrant's Telephone Number, Including Area Code: (212) 296-6970

Stefanie V. Chang Yu, Esq.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

X	Immediately upon filing pursuant to paragraph (b)
On (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On (date) pursuant to paragraph (a)(2) of Rule 485.

Amending the Prospectus and Updating Financial Statements

If appropriate, check the following box:
This post-effective amendment designates a new effective
date for a previously filed post-effective amendment.

INVESTMENT MANAGEMENT

Morgan Stanley
Mortgage Securities Trust

A mutual fund that seeks a high level of current income.

Share Class	Ticker Symbol
Class A	MTGAX
Class B	MTGBX
Class L	MTGCX
Class I	MTGDX

Prospectus

February 28, 2013

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1
Fees and Expenses	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	3
Past Performance	5
Fund Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	7
Portfolio Holdings	17
Fund Management	18

Shareholder Information

Pricing Fund Shares	19
How to Buy Shares	20
How to Exchange Shares	22
How to Sell Shares	24
Distributions	27
Frequent Purchases and Redemptions of Fund Shares	28
Tax Consequences	29
Share Class Arrangements	30
Additional Information	38
Financial Highlights	39

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley Mortgage Securities Trust (the "Fund") seeks a high level of current income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial advisor and in the "Share Class Arrangements" section beginning on page 30 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section beginning on page 53 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class L*	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[1]	5.00%[2]	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class L*	Class I
Advisory Fee	0.47%	0.47%	0.47%	0.47%
Distribution and/or Shareholder Service (12b-1) Fee[3]	0.25%	0.85%	0.50%	None
Other Expenses	0.56%	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses[4]	1.28%	1.88%	1.53%	1.03%
	Class A	Class B	Class L	Class I
Fee Waiver and/or Expense Reimbursement[4]	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.00%	1.60%	1.25%	0.75%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$523	$730	$954	$1,598
Class B	$663	$805	$1,071	$1,740
Class L*	$127	$397	$686	$1,511
Class I	$77	$240	$417	$930

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$523	$730	$954	$1,598
Class B	$163	$505	$871	$1,740
Class L*	$127	$397	$686	$1,511
Class I	$77	$240	$417	$930

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

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(1)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(2)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(3)  The Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 0.85% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Shareholder Service (12b-1) Fee shown in the table above has been restated to reflect such change.

(4)  The Fund's "Adviser," Morgan Stanley Investment Management Inc., and its "Administrator," Morgan Stanley Services Company Inc., have agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding brokerage fees and 12b-1 fees, will not exceed 0.75% for each Class. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in mortgage-related securities. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), commercial mortgage-backed securities ("CMBS") and inverse floating rate obligations ("inverse floaters"). In making investment decisions, the Adviser considers economic developments, interest rate levels and other factors. The Fund may invest in high yield securities (commonly referred to as

"junk bonds"). The Fund is not limited as to the maturities or types of mortgage-backed securities in which it may invest.

One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security, which represents a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage securities. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

In many cases, the mortgage-backed securities in which the Fund invests will be U.S. government securities (including zero coupon securities). The Fund also may invest in other U.S. government securities, including, but not limited to, U.S. Treasury bills, notes and bonds, securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which may or may not be backed by the full faith and credit of the United States, and securities issued

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by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

The Fund may also invest in asset-backed securities and restricted and illiquid securities.

In addition, the Fund may invest up to 10% of its assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as "Yankee Bonds" and non-U.S. dollar-denominated securities, including Eurobonds.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. These derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•  Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs"). Investments in TBAs may give rise to a form of leverage and may cause the Fund's portfolio turnover rate to appear higher. Leverage may cause the fund to be more volatile than if the Fund had not been leveraged.

•  CMOs. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

•  SMBS. Investments in each class SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

•  CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

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•  Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon rate of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

•  U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to mortgage-backed securities.

• Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

• High Yield Securities ("Junk Bonds"). The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher-rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress and an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•  Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In addition, the Fund's investments may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by use of foreign currency forward exchange contracts, the precise matching of foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities,

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instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A shares' performance from year-to-year and by showing how the Fund's average annual returns for the one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years*

*  The Fund previously disclosed the total return of Class B shares. However, Class B shares are closed to new investments. The bar chart now shows Class A shares which remain open to new investments.

High Quarter	9/30/12	3.85%
Low Quarter	3/31/08	–4.75%

Average Annual Total Returns For Periods Ended
December 31, 2012

	Past 1 Year	Past 5 Years	Past 10 Years
Class A: Return Before Taxes	3.80%	2.59%	2.95%
Returns After Taxes on Distributions[1]	2.46%	1.29%	1.49%
Returns After Taxes on Distributions and Sale of Fund Shares	2.45%	1.42%	1.63%
Class B: Return Before Taxes	2.91%	2.53%	2.88%**
Class L†: Return Before Taxes	6.91%	2.91%	2.78%
Class I: Return Before Taxes	8.74%	3.78%	3.66%
Barclays Capital Mortgage Index (reflects no deduction for fees, expenses or taxes)[2]	2.59%	5.67%	5.08%
Lipper U.S. Mortgage Funds Index (reflects no deduction for taxes)[3]	4.60%	5.56%	4.60%

**  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

†  Effective February 25, 2013, Class C shares were renamed Class L shares. The one year performance of Class L shares reflects the 1% contingent deferred sales charge (CDSC) in effect for Class C shares as of December 31, 2012. Class C shares held for less than one year were subject to a 1% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

(2)  The Barclays Capital Mortgage Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This Index is the Mortgage Backed Securities Fixed Rate component of the Barclays Capital U.S. Aggregate Index. It is not possible to invest directly in an index.

(3)  The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class A shares' returns. Actual

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after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the member primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Sheila Huang	Managing Director	August 2008

Purchase and Sale of Fund Shares

Class B shares of the Fund are closed to new investments. The Class B shareholders of the Fund do not have the option of purchasing additional Class B shares. However, the existing Class B shareholders may be able to invest through dividend reinvestments.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

* Provided your schedule of investments totals $1,000 in 12 months.

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 21 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A or Class B shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Services Company Inc. (the "Transfer Agent"), at: Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares" and "How to Sell Shares" sections, beginning on page 20 and page 24, respectively, of this Prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Fund's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley Mortgage Securities Trust seeks a high level of current income.

Principal Investment Strategies

Income

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

The Fund will normally invest at least 80% of its assets in mortgage-related securities. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, CMOs, SMBS and CMBS. In making investment decisions, the Adviser considers economic developments, interest rate levels and other factors. The Fund may also invest in high yield securities (commonly referred to as "junk bonds"). The Fund is not limited as to the maturities or types of mortgage-backed securities in which it may invest. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Mortgage-Backed Securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. In addition, the Fund may invest in TBAs, which settle on a delayed delivery basis.

Collaterized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter,

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the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMOs.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Commercial Mortgage-Backed Securities. The Fund invests in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

U.S. Government Securities. In many cases, the mortgage-backed securities in which the Fund invests will be U.S. government securities (including zero coupon securities). The Fund also may invest in other U.S. government securities. The U.S. government securities that the Fund may purchase include:

■  U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

■  Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration.

■  Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

■  Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and sub-prime) loans that have been securitized in pass-through structures similar to mortgage-backed

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securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Restricted and Illiquid Securities. The Fund may purchase certain non-publicly traded "restricted" securities. These securities may include "144A" securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid.

Foreign Securities. The Fund may invest up to 10% of its net assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as "Yankee Bonds," and non-U.S. dollar-denominated securities, including Eurobonds. Such foreign securities may be issued by foreign banks, foreign corporations and/or obligations of foreign governments or their agencies or instrumentalities.

The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

In addition to the securities described above, the Fund may also invest in municipal securities, which may include Build America Bonds.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Municipal Securities. The Fund may invest in municipal securities, which may include Build America Bonds. Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. However, the Fund may purchase municipal bonds that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation securities are secured by the issuer's full faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities.

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Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market, economic, political or other conditions. The Fund may invest any amount of its assets in cash, cash equivalents or other fixed-income securities in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of the Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in distributions of short-term capital gains to the shareholders. See the sections on "Distributions" and "Tax Consequences."

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities in which the Fund invests (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. A principal risk of investing in the Fund is associated with its fixed-income securities, including mortgage-backed securities. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market

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liquidity (i.e., market risk). The Fund is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity) are typically subject to greater price fluctuations than comparable securities that pay current interest. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage pools underlying mortgage securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a

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mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults.

In addition, the Fund may invest in TBAs. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. Further, TBAs may cause the Fund's portfolio turnover rate to appear higher.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Commercial Mortgage-Backed Securities. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be

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prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Inverse Floaters. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. Further, the Fund may purchase securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.

Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to mortgage-backed securities. Like

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mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates.

Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance

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and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by use of foreign currency forward exchange contracts, the precise matching of foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other

15

portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and there is often no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if

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interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will require the clearing and exchange-trading of many OTC swap agreements. Mandatory exchange-trading and clearing will occur on a phased-in basis.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in municipal securities. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Municipal Securities. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer's full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

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Morgan Stanley Investment Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately $338.2 billion in assets under management or supervision as of December 31, 2012.

Fund Management

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS"), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Sheila Huang is the lead portfolio manager and is primarily responsible for the day-to-day management of the Fund.

Ms. Huang has been associated with the Adviser in an investment management capacity since August 2008. Prior to August 2008, Ms. Huang was a Director and portfolio manager at Highland Capital from January 2007 to August 2008.

The Fund's SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2012, the Fund paid total investment advisory compensation (net of fee waivers and/or affiliated rebates, if applicable) amounting to 0.36% of the Fund's average daily net assets.

The Adviser and Administrator have agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of each Class of the Fund to exceed 0.75%. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from annual operating expenses brokerage fees and 12b-1 fees. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the period ended October 31, 2012.

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Shareholder Information

Class B shares of the Fund are closed to new investments. The Class B shareholders of the Fund do not have the option of purchasing additional Class B shares. However, the existing Class B shareholders may be able to invest through dividend reinvestments.

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at the New York Stock Exchange ("NYSE") close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

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An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

How to Buy Shares

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, L (formerly Class C) and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Transfer Agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Initial Purchase by Mail. You may open an account, subject to acceptance by the Fund, by completing and signing a New Account Application provided by the Transfer Agent, which you can obtain by calling the Transfer Agent at (800) 869-NEWS and mailing it to Morgan Stanley Mortgage

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Securities Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 together with a check payable to Morgan Stanley Mortgage Securities Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire. You may purchase shares of the Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You should forward a completed New Account Application to the Transfer Agent in advance of the wire. See the section above entitled "Pricing Fund Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #99060238
Attn: Morgan Stanley Funds
Subscription Account
Ref: (Fund Name, Account Number,
Account Name)

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Minimum Investment Amounts

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Morgan Stanley Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in

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which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Internal Revenue Code of 1986, as amended (the "Code"), and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain reorganizations as approved by the Adviser; or (9) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley Mortgage Securities Trust.

■  Mail the letter and check to Morgan Stanley Services Company Inc. at P.O. Box 219885, Kansas City, MO 64121-9885.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of: Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available (Class B shares of the Fund may be exchanged for Class B shares of any Morgan Stanley Multi-Class Fund even if such Class is closed to investors). In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust ("MS Limited Duration" and together with the Morgan Stanley Multi-Class Funds and Morgan Stanley Money Market Funds, the "Morgan Stanley Funds"), if available, without the imposition of an exchange fee.

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Class B shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund or MS Limited Duration may not be subsequently re-exchanged for Class B shares of the Fund or any Morgan Stanley Multi-Class Fund. In addition, Class Q shares of the Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including CDSCs) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class B shares as noted above).

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS (our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

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Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A or Class B shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Financial Advisor

To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account of record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the appropriate box on the new account application form. Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the New Account Application or subsequently by calling toll-free (800) 869-NEWS.

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Options	Procedures
By Telephone (continued)	■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.
By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

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Options	Procedures
By Letter (continued)	Mail the letter to Morgan Stanley Services Company Inc. at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

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Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Distributions

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class L shares because distribution fees that Class B and Class L shares pay are higher. Normally, income dividends are declared on each day the NYSE is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly

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payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day, when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third-party administrators, the Fund (i) requests assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures, and (ii) requires all prospective intermediaries to agree to cooperate in

28

enforcing the Fund's policies (or, upon prior written approval only, an intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Distributions paid by the Fund are not expected to be eligible for lower tax rates applicable to qualified dividends.

You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific

29

identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds at a rate of 28%. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class L (formerly Class C) shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	0.85%
L	None	0.50%
I	None	None

While Class B and Class L shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B, a redemption order) is

30

placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney LLC, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney LLC, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class L shares.

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Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	4.25%	4.44%
$25,000 but less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1 million	1.75%	1.78%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts ("Related Accounts"):

■  A single account (including an individual, a joint account, a trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An UGMA/UTMA account.

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any Related Account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the Related Account or any other Related Account.

Right of Accumulation. You may benefit from reduced sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in Related Accounts, amounts to $25,000 or more.

Notification. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by

32

mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney LLC or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all Related Accounts described above at Morgan Stanley Smith Barney LLC or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own that you acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an

33

asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program; or (v) certain other investment programs that do not charge an asset-based fee.

■  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

■  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

■  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

■  Investments made in connection with certain reorganizations as approved by the Adviser.

■  The reinvestment of dividends in additional Fund shares.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

34

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size or your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares also are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.85% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A and Class L shares.

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be

35

suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that charges a CDSC will be counted. In addition, any period (starting at the end of the month) during which you held shares of (i) a Morgan Stanley Money Market Fund or (ii) MS Limited Duration, received in exchange for Fund shares, will also be counted; however, if you sell shares of such Morgan Stanley Money Market Fund or MS Limited Duration before the expiration of the CDSC "holding period," you will be charged the applicable CDSC rate.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. Similarly, if you had exchanged the shares of the Fund for a Morgan Stanley Money Market Fund or MS Limited Duration, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund.

CLASS L SHARES Class L (formerly Class C) shares are sold at net asset value with no initial sales charge.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class L share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class L shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

Distribution Fee. Class L shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class L shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class L shares have no conversion feature and, accordingly, an investor that purchases Class L shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class L shares for as long as the investor owns such shares.

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fees. Class I shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories:

■  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

■  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

36

■  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

■  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Investments made in connection with certain reorganizations as approved by the Adviser.

■  The reinvestment of dividends in additional Fund shares.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through insurance company separate accounts (regardless of the size of the investment).

Meeting Class I Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Morgan Stanley Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other Related Accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class L shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class L shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

37

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

38

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the years ended October 31, 2012 and October 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the three-year period ended October 31, 2010 have been audited by another independent registered public accounting firm.

CLASS A SHARES

For the Year Ended October 31,	2012		2011		2010^		2009^		2008^
Selected Per Share Data:
Net asset value, beginning of period	$8.56		$8.49		$8.25		$7.71		$9.03
Income (loss) from investment operations:
Net investment income	0.24		0.24		0.21		0.27		0.41
Net realized and unrealized gain (loss)	0.48		0.12		0.30		0.52		(1.32)
Total income (loss) from investment operations	0.72		0.36		0.51		0.79		(0.91)
Less dividends from net investment income	(0.32)		(0.29)		(0.27)		(0.25)		(0.41)
Net asset value, end of period	$8.96		$8.56		$8.49		$8.25		$7.71
Total Return(1)	8.62%		4.37%		6.33%		10.24%		(10.22)%
Ratios to Average Net Assets(2):
Net expenses	1.16	%(3)(4)	1.27	%(3)	1.21	%(3)	1.16	%(3)	1.15	%(3)
Net investment income	2.84	%(3)(4)	2.83	%(3)	2.52	%(3)	3.31	%(3)	4.83	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$66,046		$67,975		$77,318		$83,782		$88,098
Portfolio turnover rate	238%		309%		333%		499%		499%

^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.27%	2.73%

(5)  Amount is less than 0.005%.

39

Financial Highlights (Continued)

CLASS B SHARES

For the Year Ended October 31,	2012		2011		2010^		2009^		2008^
Selected Per Share Data:
Net asset value, beginning of period	$8.39		$8.33		$8.10		$7.57		$8.87
Income (loss) from investment operations:
Net investment income	0.19		0.19		0.16		0.22		0.35
Net realized and unrealized gain (loss)	0.47		0.11		0.29		0.51		(1.30)
Total income (loss) from investment operations	0.66		0.30		0.45		0.73		(0.95)
Less dividends from net investment income	(0.27)		(0.24)		(0.22)		(0.20)		(0.35)
Net asset value, end of period	$8.78		$8.39		$8.33		$8.10		$7.57
Total Return(1)	7.99%		3.70%		5.77%		9.44%		(10.80)%
Ratios to Average Net Assets(2):
Net expenses	1.76	%(3)(4)	1.87	%(3)	1.81	%(3)	1.76	%(3)	1.76	%(3)
Net investment income	2.24	%(3)(4)	2.23	%(3)	1.92	%(3)	2.71	%(3)	4.22	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$1,096		$1,623		$5,575		$9,240		$14,714
Portfolio turnover rate	238%		309%		333%		499%		499%

^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.87%	2.13%

(5)  Amount is less than 0.005%.

40

CLASS L SHARES@@

For the Year Ended October 31,	2012		2011		2010^		2009^		2008^
Selected Per Share Data:
Net asset value, beginning of period	$8.48		$8.41		$8.17		$7.64		$8.95
Income (loss) from investment operations:
Net investment income	0.19		0.19		0.16		0.22		0.35
Net realized and unrealized gain (loss)	0.49		0.12		0.30		0.51		(1.30)
Total income (loss) from investment operations	0.68		0.31		0.46		0.73		(0.95)
Less dividends from net investment income	(0.27)		(0.24)		(0.22)		(0.20)		(0.36)
Net asset value, end of period	$8.89		$8.48		$8.41		$8.17		$7.64
Total Return(1)	8.11%		3.76%		5.73%		9.51%		(10.78)%
Ratios to Average Net Assets(2):
Net expenses	1.76	%(3)(4)	1.86	%(3)	1.81	%(3)	1.76	%(3)	1.76	%(3)
Net investment income	2.24	%(3)(4)	2.24	%(3)	1.92	%(3)	2.71	%(3)	4.22	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$4,673		$2,128		$2,502		$3,123		$3,755
Portfolio turnover rate	238%		309%		333%		499%		499%

@@  Formerly Class C shares, renamed Class L effective February 25, 2013.

^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.87%	2.13%

(5)  Amount is less than 0.005%.

41

Financial Highlights (Continued)

CLASS I SHARES

For the Year Ended October 31,	2012	2011	2010^	2009^	2008^
Selected Per Share Data:
Net asset value, beginning of period	$8.40	$8.32	$8.09	$7.56	$8.85

Income (loss) from investment operations:

Net investment income	0.25		0.26		0.23		0.29		0.42
Net realized and unrealized gain (loss)	0.49		0.13		0.29		0.50		(1.29)
Total income (loss) from investment operations	0.74		0.39		0.52		0.79		(0.87)
Less dividends from net investment income	(0.33)		(0.31)		(0.29)		(0.26)		(0.42)
Net asset value, end of period	$8.81		$8.40		$8.32		$8.09		$7.56
Total Return(1)	8.94%		4.78%		6.52%		10.51%		(9.96)%
Ratios to Average Net Assets(2):
Net expenses	0.91	%(3)(4)	1.02	%(3)	0.96	%(3)	0.91	%(3)	0.91	%(3)
Net investment income	3.09	%(3)(4)	3.08	%(3)	2.77	%(3)	3.56	%(3)	5.07	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$3,305		$131		$177		$187		$7,747
Portfolio turnover rate	238%		309%		333%		499%		499%

^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.02%	2.98%

(5)  Amount is less than 0.005%.

42

Notes

43

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request other information about the Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-4917)

Morgan Stanley Distribution, Inc., member FINRA.

© 2013 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Mortgage Securities Trust

Prospectus

February 28, 2013

FDLPRO-00

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley
Mortgage Securities Trust

Share Class	Ticker Symbol
Class A	MTGAX
Class B	MTGBX
Class L*	MTGCX
Class I	MTGDX

*  Formerly Class C.

February 28, 2013

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated February 28, 2013) for Morgan Stanley Mortgage Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended October 31, 2012, including notes thereto, and the report of the Fund's independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Mortgage Securities Trust
522 Fifth Avenue
New York, NY 10036
(800) 869-NEWS

TABLE OF CONTENTS

I.	Fund History	4
II.	Description of the Fund and Its Investments and Risks	4
	A. Classification	4
	B. Investment Strategies and Risks	4
	C. Fund Policies/Investment Restrictions	25
	D. Disclosure of Portfolio Holdings	27
III.	Management of the Fund	29
	A. Board of Trustees	29
	B. Management Information	30
	C. Compensation	39
IV.	Control Persons and Principal Holders of Securities	41
V.	Investment Advisory and Other Services	41
	A. Adviser and Administrator	41
	B. Principal Underwriter	42
	C. Services Provided by the Adviser and Administrator	43
	D. Dealer Reallowances	44
	E. Rule 12b-1 Plan	44
	F. Other Service Providers	47
	G. Fund Management	47
	H. Codes of Ethics	49
	I. Proxy Voting Policy and Proxy Voting Record	49
	J. Revenue Sharing	49
VI.	Brokerage Allocation and Other Practices	50
	A. Brokerage Transactions	50
	B. Commissions	50
	C. Brokerage Selection	51
	D. Regular Broker-Dealers	52
VII.	Capital Stock and Other Securities	52
VIII.	Purchase, Redemption and Pricing of Shares	53
	A. Purchase/Redemption of Shares	53
	B. Offering Price	54
IX.	Taxation of the Fund and Shareholders	55
X.	Underwriters	58
XI.	Performance Data	58
XII.	Financial Statements	59
XIII.	Fund Counsel	59
Appendix A.	Morgan Stanley Investment Management Proxy Voting Policy and Procedures	A-1
Appendix B.	Description of Ratings	B-1

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Adviser.

"Adviser" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Mortgage Securities Trust, a registered open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Morgan Stanley & Co." — Morgan Stanley & Co. LLC, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Transfer Agent" — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 20, 1986, with the name Dean Witter Government Securities Plus. Effective August 17, 1992, the Fund's name was changed by the Trustees to Dean Witter Federal Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Federal Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Federal Securities Trust. Effective June 22, 2005, the Fund's name was changed to Morgan Stanley Mortgage Securities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, diversified management investment company whose investment objective is a high level of current income.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information About the Fund's Investment Objective, Strategies and Risks."

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Fund will meet the quality criteria set out in the prospectus for the Fund.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Fund.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Fund has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective.

The Fund may also purchase bonds the income on which is subject to the AMT ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (and subject to the Fund's limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Collateralized Mortgage Obligations ("CMOs"). The Fund may invest in CMOs, which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse IO class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property.

The Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Fund invests in IOs and POs, this increases the risk of fluctuations in the net asset value of the Fund.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Commercial Mortgage-Backed Securities ("CMBS"). The Fund may invest in CMBS. CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by U.S. Commodity Futures Trading Commission ("CFTC") rules, U.S. Securities and Exchange Commission ("SEC") rules or SEC or CFTC staff positions. Although the Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge for a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as additional risks associated with derivatives transactions.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such bi-lateral over-the-counter ("OTC") derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in bi-lateral OTC derivatives transactions. Bi-lateral OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date for American options or only at expiration for European options (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the Fund and its counterparties. Certain options, such as options on individual securities, may be settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Funds could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements in the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies.

Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indices. In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Fund will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into foreign currency forward exchange contracts. The Fund may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward or futures contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and there is often no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate or earmark cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments will require the clearing and exchange-trading of many OTC swap agreements. Mandatory exchange-trading and clearing will occur on a phased-in basis.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate.

Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means a bankruptcy, failure to pay or a restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Fund will generally segregate or earmark cash or liquid assets to cover any potential obligation under a credit default swap sold by the Fund. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside earmarked cash or liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By earmarking cash or setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark cash or segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund's use of derivatives may also be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The Fund has filed a notice of eligibility with the National Futures Association ("NFA") claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA"). Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Foreign Investment. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Brady Bonds. Brady Bonds are both emerging market securities and foreign fixed income securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Fund will only invest in Brady Bonds consistent with its quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third-parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Money Market Securities. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds; issuers, such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), that are supported by the discretionary authority of the U.S. government to purchase certain obligations of the issuer to assist it in meeting its debt obligations; and other issuers, such as the Federal Farm Credit System, that are supported only by the credit of such issuer.

If a U.S. Government Security is not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by S&P or by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements and Dollar Rolls. For purposes other than meeting redemptions, the Fund may invest up to 10% of its total assets in reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will earmark or establish a segregated account in which it will maintain cash, U.S. government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Private Placements and Restricted Securities. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. These securities are generally referred to as private placements or restricted securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Fund may invest in shares of various ETFs. Investments in ETFs are subject to a variety of risks, including the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1. Seek a high level of current income.

The Fund will not:

1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements, or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

4. Purchase or sell physical commodities unless required as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act"), in disposing of a portfolio security.

In addition, as nonfundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

2. Make short sales of securities, except short sales against the box.

3. Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Invest more than 15% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year-end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
BlackRock Financial Management Inc.(*)	Complete portfolio holdings	Daily basis	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Consultants and Analysts
Citigroup(*)	Complete portfolio holdings	Quarterly basis(3)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  This information will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third-parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transitions managers are pre-approved for purposes of the Policy. In addition, the following categories of third-parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above): (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General. The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Audit Committee, the Governance Committee and Closed-End Fund Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees. The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their ages, addresses, terms of office and lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2012) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an investment adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP ("Morgan Stanley AIP Funds")) (collectively, the "Morgan Stanley Funds").

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government.; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc.; Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc.; 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their ages, addresses, terms of office and lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2012) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (65) c/o Morgan Stanley Trust 201 Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer of the Equity and Fixed Income Funds (since June 2011) and the Morgan Stanley AIP Funds (since February 2013) in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011) and Head of Morgan Stanley AIP; Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

*  Each officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2012, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2012)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2012)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael F. Klein, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed-income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund's fiscal year ended October 31, 2012, the Board of Trustees held the following meetings:

Board of Trustees	9
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	6
Money Market and Alternatives Sub-Committee	5
Closed-End Fund Committee	1

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the U.S. Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee and Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Effective January 1, 2013, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $220,000 for serving as a Trustee of the Morgan Stanley Funds. Prior to January 1, 2013, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $210,000 for serving as a Trustee of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $440,000 ($420,000 prior to January 1, 2013) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of Morgan Stanley Funds) for the calendar year ended December 31, 2012.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation From the Fund(2)	Total Compensation From the Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$165	$241,500
Michael Bozic	163	241,500
Kathleen A. Dennis	165	241,500
Manuel H. Johnson	184	273,000
Joseph J. Kearns(3)	194	312,000
Michael F. Klein	165	241,500
Michael E. Nugent	283	420,000
W. Allen Reed(2)(3)	128	181,125
Fergus Reid(3)	163	274,750
Name of Interested Trustee:
James F. Higgins	142	210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustee deferred compensation from the Fund during the fiscal year ended October 31, 2012: Mr. Reed, $128.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2012 before deferral by the Trustees under the DC Plan. As of December 31, 2012, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $594,589, $969,468 and $619,208, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2012 and by the Adopting Funds for the calendar year ended December 31, 2012, and the estimated retirement benefits for the Independent Trustees, from the

Fund as of the fiscal year ended October 31, 2012 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Michael Bozic	$923	$42,107	$967	$43,940
Manuel H. Johnson	656	30,211	1,420	64,338
Michael E. Nugent	147	6,804	1,269	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of January 31, 2013: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311 — 77.27%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of January 31, 2013: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311 — 63.12%; Stifel Nicolaus & Co. Inc., 501 North Broadway, Saint Louis, MO 63102-2188 — 9.40%. The following owned beneficially or of record 5% or more of the outstanding Class L shares of the Fund as of January 31, 2013: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311 — 70.35%; First Clearing, LLC, 2801 Market St., Saint Louis, MO 63103-2523 — 6.20%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of January 31, 2013: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311 — 26.61%; Morgan Stanley & Co. FBO, 1585 Broadway, New York, NY 10036-8200 — 41.27%; Morgan Stanley & Co. FBO, c/o Barclays Capital, 42nd Floor Cheung Kong Centre, 2 Queen's Road Central, Hong Kong — 5.27%; Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104-4151 — 26.11%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation traded on the NYSE under the symbol "MS." Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement") with the Adviser, the Fund has retained the Adviser to manage and/or oversee the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.47% of the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

The Adviser and the Administrator have agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund if necessary, if such fees would cause the total annual fund operating expenses of each Class of the Fund to exceed 0.75%. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from annual operating expenses brokerage fees and 12b-1 fees. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The following table reflects for the Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended October 31, 2010, 2011 and 2012:

Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
2010	2011	2012	2010	2011	2012	2010	2011	2012
$420,433	$363,906	$257,002	—	—	$74,302	$5,628	$3,829	$7,781

For the fiscal years ended October 31, 2010, 2011 and 2012, the Fund paid compensation under its Administration Agreement as follows:

Compensation Paid for the Fiscal Year Ended October 31,
2010	2011	2012
$72,521	$62,593	$57,717	(1)

(1)  For the fiscal year ended October 31, 2012, the administration fees paid reflect a waiver of $0.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney LLC and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Adviser and Administrator

The Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Adminstrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser (not including compensation or expenses of attorneys who are employees of the Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted an Amended and Restated Plan of Distribution, effective February 25, 2013, pursuant to Rule 12b-1 under the Investment Company Act (the "Current Plan") pursuant to which each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.85% and 0.50% of the average daily net assets of Class A, Class B and Class L (formerly Class C) shares, respectively. Prior to February 25, 2013, in accordance with Rule 12b-1 under the Investment Company Act, the Fund had adopted an Amended and Restated Plan of Distribution, effective July 31, 2011, (the "Prior Plan" and together with the Current Plan, the "Plan"), pursuant to which each Class, other than Class I, paid the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.85% and 0.85% of the average daily net assets of Class A, Class B and Class L shares, respectively. Prior to July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act, the Fund had adopted a Plan of Distribution with respect to the Class A, Class B and Class L shares between the Fund and Morgan Stanley Distributors Inc. (the "Prior Distributor"), pursuant to which the Prior Distributor provided certain services in connection with the promotion and sale of the Fund's shares.

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor and the Prior Distributor have informed the Fund that each of them and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, as applicable, in approximate amounts as provided in the table below.

	2012		2011		2010
Class A	FSCs:(1)	$14,333	FSCs:(1)	$350	FSCs:(1)	$2,154
	CDSCs:	$0	CSDCs:	$0	CSDCs:	$0
Class B	CDSCs:	$185	CSDCs:	$1,985	CSDCs:	$2,685
Class L*	CDSCs:	$148	CSDCs:	$36	CSDCs:	$550

(1)  FSCs apply to Class A only.

*  Effective February 25, 2013, Class C shares were renamed Class L shares. The CDSC on Class L was eliminated effective February 25, 2013.

The entire fee payable by Class A and a portion of the fees payable by each of Class B and Class L each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class L are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended October 31, 2012, Class A, Class B and Class L shares of the Fund made payments under the Plan amounting to $165,027, $11,079 and $23,451, respectively, which amounts are equal to 0.25%, 0.85% and 0.85% of the average daily net assets of Class A, Class B and Class L, respectively, for the fiscal year. The amount paid by Class A shares reflects a reduction of $845.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class L shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 0.50% (0.85% prior to February 25, 2013) on Class L shares.

Proceeds from any CDSC and any distribution fees on Class B and Class L shares, as applicable, of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class L shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.50% (0.85% prior to February 25, 2013) of the average daily net assets of the Fund's Class L shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class L shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, 0.85%, in the case of Class B and 0.50% (0.85% prior to February 25, 2013), in the case of Class L, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class L will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2012 to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($3,943) — other expenses, including the gross sales credit and the carrying charge, of which 0.00% ($0) represents carrying charges, 41.40% ($1,632) represents commission credits to Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 58.60% ($2,311) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class L under the Plan during the fiscal year ended October 31, 2012 were service fees. The remainder of the amounts accrued by Class L were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plans; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $9,223,160 as of October 31, 2012 (the end of the Fund's fiscal year), which was equal to approximately 841.22% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.50% (0.85% prior to February 25, 2013) of the average daily net assets of Class A or Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $17,857 in the case of Class L at December 31, 2012 (the end of the calendar year) which amount was equal to 0.3726% of the net assets of Class L on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class L distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney LLC, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney LLC branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney LLC could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886, is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third-party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by the Portfolio Manager

As of October 31, 2012:

Sheila Huang managed one registered investment company with a total of approximately $75.0 million in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $1.7 billion in assets; and 10 other accounts with a total of approximately $2.3 billion in assets. Of these 10 other accounts, two accounts with a total of approximately $698.7 million in assets, has performance-based fees.

Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where the portfolio manager has personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long-term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any actions, or omits to take any action, which causes a restatement of Morgan Stanley's consolidated financial results, or constitutes a violation of Morgan Stanley's risk policies and standards.

•  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio managers.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third-parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of October 31, 2012, the dollar range of securities owned by the portfolio manager in the Fund is shown below.

Sheila Huang	$10,001 - $50,000

H. Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney LLC and certain other affiliated and unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts which are paid in accordance with the applicable compensation structure:

(1)  An ongoing annual fee in an amount up to $750,000 in consideration of the Distributor's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC.

(2)  On Class A, Class B and Class L shares of the Fund held in brokerage accounts where Morgan Stanley Smith Barney LLC is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.16% of the total average quarterly net asset value of such shares.

(3)  On Class I shares of the Fund held in brokerage accounts where Morgan Stanley Smith Barney LLC is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 35% of the advisory fee the Adviser receives based on the average daily net assets of such shares.

(4)  On Class A and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney LLC, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

(5)  On any shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On Class A, Class B, Class L and Class I shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  With respect to one or more Intermediaries, a one-time fee in an amount up to $25,000 for access to such Intermediary's sales platform(s).

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC or other Intermediaries may provide such Intermediaries, and/or their financial advisors or other sales persons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to orders issued by the SEC, the Fund is permitted to engage in principal transactions, subject to certain conditions, with Morgan Stanley & Co., and with Citigroup, Inc. or its affiliates ("Citigroup"), each of which is, or may be deemed to be, a broker-dealer affiliated with the Fund's Adviser.

During the Fund's fiscal years ended October 31, 2010, 2011 and 2012, the Fund did not effect any principal transactions with Morgan Stanley & Co.

During the fiscal years ended October 31, 2010, 2011 and 2012, the Fund effected principal transactions with Citigroup.

B. Commissions

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended October 31, 2010, 2011 and 2012, the Fund paid a total of $8,411, $5,757 and $1,884, respectively, in brokerage commissions.

During the fiscal years ended October 31, 2010, 2011 and 2012, the Fund did not pay any brokerage commissions to an affiliated broker or dealer.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers-dealers that the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Adviser. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services, and after accumulation of commissions with such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the Exchange Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the Exchange Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

D. Regular Broker-Dealers

During the fiscal year ended October 31, 2012, the Fund purchased securities issued by Bank of America Securities LLC, Deutsche Bank Financial LLC and J.P. Morgan Securities LLC, which were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2012, the Fund held securities issued by Bank of America Securities LLC, Deutsche Bank Financial LLC and J.P. Morgan Securities LLC, with market values of $1,927,377, $117,400 and $3,739,439, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class L bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust.

Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions.  Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent.  With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares.  In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability.  Most Fund shareholders hold their shares with Morgan Stanley Smith Barney LLC. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Morgan Stanley Multi-Class Fund (for example, a Morgan Stanley Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class L and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney LLC and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the total market value of the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day, the securities are valued at the mean between the last reported bid and asked prices; and (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or the Sub-Adviser that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and asked prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security's market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in foreign exchange forward contracts, options, futures transactions and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions.  Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Distributions paid by the Fund are not expected to be eligible for lower tax rates applicable to qualified dividends.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and new gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the U.S. Internal Revenue Service ("IRS"). The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2014 (or a later date if extended by the U.S. Congress). Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the applicability of the U.S. estate tax.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares.  Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. For taxable years beginning after December 31, 2012, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out"), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially identical to that fund's shares or reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

For the 30-day period ended October 31, 2012, the yield was approximately 0.53%, –0.09%, –0.04% and 0.72% for Class A, Class B, Class L* and Class I, respectively.

Average annual returns assuming deduction of maximum sales charge
Period Ended October 31, 2012

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	4.00%	2.70%	3.02%	4.45%
Class B	03/31/87	2.99%	2.59%	2.94%**	5.47%**
Class L*	07/28/97	7.11%	2.99%	2.85%	4.03%
Class I	07/28/97	8.94%	3.88%	3.73%	4.85%

Average annual returns assuming NO deduction of sales charge
Period Ended October 31, 2012

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	8.62%	3.59%	3.47%	4.74%
Class B	03/31/87	7.99%	2.94%	2.94%**	5.47%**
Class L*	07/28/97	8.11%	2.99%	2.85%	4.03%
Class I	07/28/97	8.94%	3.88%	3.73%	4.85%

Aggregate total returns assuming NO deduction of sales charge
Period Ended October 31, 2012

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	8.62%	19.29%	40.72%	102.82%
Class B	03/31/87	7.99%	15.61%	33.59%**	290.88%**
Class L*	07/28/97	8.11%	15.88%	32.47%	82.87%
Class I	07/28/97	8.94%	20.99%	44.21%	105.93%

Average annual after-tax returns assuming deduction of maximum sales charge
Class A***
Period Ended October 31, 2012

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund
After taxes on distributions	07/28/97	2.66%	1.38%	1.56%	2.59%
After taxes on distributions and redemptions	07/28/97	2.57%	1.50%	1.69%	2.64%

*  Effective February 25, 2013, Class C shares were renamed Class L shares. The one year performance assuming deduction of maximum sales charge of Class L shares reflects the 1% contingent deferred sales charge (CDSC) in effect for Class C shares as of October 31, 2012. Class C shares held for less than one year were subject to a 1% CDSC. The CDSC on Class L shares was eliminated effective February 25, 2013.

**  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

***  The Fund previously disclosed the average annual after-tax returns assuming deduction of maximum sales charge of Class B shares. However, Class B shares are closed to new investments. The table now shows Class A shares which remain open to new investments.

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended October 31, 2012, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger results in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

  However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder right to call a special meeting: We consider proposals to enhance a shareholder's right to call a special meeting on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of investment risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: considered speculative, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings with some prospect of recovery of principal and interest.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made within five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicates that there is currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

MORGAN STANLEY MORTGAGE SECURITIES TRUST

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a) (1).

Amended and Restated Declaration of Trust of the Registrant, dated March 25, 1987, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 25, 1996.

Amendment to the Declaration of Trust, dated August 17, 1992, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 25, 1996.

(2).

Instrument Establishing and Designating Additional Classes of Shares, dated July 28, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on July 17, 1997.

(3).

Amendment to the Amended and Restated Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on December 28, 1998.

(4).

Amendment to the Amended and Restated Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(5).

Amendment to the Amended and Restated Declaration of Trust, dated June 1, 2005, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on February 28, 2006.

(6).

Amendment to the Amended and Restated Declaration of Trust (changing Class D to Class I), dated March 31, 2008, is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on February 26, 2009.

(7).	Amendment to the Amended and Restated Declaration of Trust (changing the Principal Place of Business of the Fund), dated December 8, 2011, is filed herein.

(8)	Amendment to the Amended and Restated Declaration of Trust (changing Class C to Class L), dated February 25, 2013, is filed herein.

(b).

Amended and Restated By-Laws of the Registrant, dated February 27, 2008, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on February 26, 2009.

(c).	Not applicable.

(d).	Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated July 31, 2011, is filed herein.

(e) (1).	Distribution Agreement between the Registrant and Morgan Stanley Distribution, Inc., dated July 31, 2011, is filed herein.

(2).

Form of Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

(f).

Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on January 31, 2000.

(g) (1).

Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on January 28, 2013.

(2).

Data Access Services Agreement between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 28, 2011.

(h)	(1).

Transfer Agency and Service Agreement, dated June 1, 2010, is incorporated herein by reference to Exhibit (h) (1) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

(2).

Amendment, effective June 1, 2010 to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

	(3).	Administration Agreement between Morgan Stanley Services Company Inc. and Registrant dated November 1, 2004, is filed herein.

(i)	(1).	Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 30, 2004.

(2).

Opinion of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 30, 2004.

	(3).	Consent of Dechert LLP, is filed herein.

(j)		Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, is filed herein.

(k).		Not applicable.

(l).		Not applicable.

(m).		Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated February 25, 2013, is filed herein.

(n).

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated July 31, 2011, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Morgan Stanley Global Strategist Fund, filed on November 23, 2011.

(o).		Not applicable

(p)	(1).

Code of Ethics of Morgan Stanley Investment Management, effective February 15, 2011, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Morgan Stanley Multi Cap Growth Fund, filed on March 29, 2011.

(2).

Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 30, 2010.

(q).

Powers of Attorney of Trustees, dated December 4, 2012, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on January 28, 2013.

ITEM 29. Persons Controlled by or Under Common Control with the Fund.

None

ITEM 30. Indemnification.

Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.8 of the Registrant’s By-Laws, the indemnification of the Registrant’s trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Declaration of Trust and paragraph 8 of the Registrant’s Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Adviser, the Registrant’s Trustees, and other registered investment management companies managed by the Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 31. Business and Other Connections of Advisor

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees:

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.

522 Fifth Avenue, New York, NY 10036

Morgan Stanley Services Company Inc.

Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311

Listed below are the officers and Directors of Morgan Stanley Investment Management Inc.:

Name and Position with
Morgan Stanley Investment Management Inc.	Other Substantial Business, Profession, or Vocation

Gregory J. Fleming Managing Director and President	President of MSAM Holdings II, Inc. and Morgan Stanley Smith Barney.

Edmond Moriarty Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc. and Morgan Stanley Distribution, Inc.; Director of MSAM Holdings II, Inc.

Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of MSAM Holdings II, Inc. and other entities affiliated with the Adviser.

Mary Ann Picciotto Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Chief Financial Officer and Treasurer of MSAM Holdings II, Inc.

Arthur Lev Managing Director

President and Principal Executive Officer of the Morgan Stanley Equity and Fixed Income Funds and the Morgan Stanley AIP Funds; Head of the Long-only Business of Morgan Stanley Investment Management and Head of Morgan Stanley AIP.

James Janover Managing Director and Director	Director of MSAM Holdings II, Inc.

For information as to the business, profession, vocation or employment of a  substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-42061) filed  under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)           Morgan Stanley Distribution, Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distribution, Inc. is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley California Tax-Free Daily Income Trust

(8) Morgan Stanley European Equity Fund Inc.

(9) Morgan Stanley Focus Growth Fund

(10) Morgan Stanley Global Fixed Income Opportunities Fund

(11) Morgan Stanley Global Infrastructure Fund

(12) Morgan Stanley Institutional Fund, Inc.

(13) Morgan Stanley Institutional Fund Trust

(14) Morgan Stanley Institutional Liquidity Funds

(15) Morgan Stanley Limited Duration U.S. Government Trust

(16) Morgan Stanley Liquid Asset Fund Inc.

(17) Morgan Stanley Mortgage Securities Trust

(18) Morgan Stanley Multi Cap Growth Trust

(19) Morgan Stanley New York Municipal Money Market Trust

(20) Morgan Stanley Select Dimensions Investment Series

(21) Morgan Stanley Tax-Free Daily Income Trust

(22) Morgan Stanley U.S. Government Money Market Trust

(23) Morgan Stanley U.S. Government Securities Trust

(24) Morgan Stanley Variable Investment Series

(25) The Universal Institutional Funds, Inc.

(b)           The following information is given regarding directors and officers of Morgan Stanley Distribution, Inc.  The principal address of Morgan Stanley Distribution, Inc. is 522 Fifth Avenue, New York, NY 10036.

Name and Principal Business	Positions and Offices with	Positions and Offices with
Address	Underwriter	Registrant

Lisa Jones	President and Director	None

Edmond Moriarty	Director	None

Jeffrey Gelfand	Chief Financial Officer and Treasurer	None

Christopher O’Dell	Secretary	None

Keraya Jefferson	Chief Compliance Officer	None

Gina Gallagher	Chief Anti-Money Laundering Officer	None

Joseph D’Auria	Financial and Operations Principal	None

(c)                                  Not applicable

ITEM 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-30(a)] of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(records relating to its function as custodian)

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(records relating to its function as investment adviser)

Morgan Stanley Services Company Inc.

Harborside Financial Center
201 Plaza Two

Jersey City, NJ 07311

(records relating to its function as administrator, transfer agent and dividend disbursing agent)

ITEM 34. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of February 2013.

MORGAN STANLEY MORTGAGE SECURITIES TRUST

By:	/s/ Arthur lev
Arthur Lev
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 has been signed below by the following persons  in the capacities and on the dates indicated.

Signatures			Title	Date
(1) Principal Executive Officer			President and Principal
Executive Officer

By:	/s/ Arthur Lev
	Arthur Lev			February 28, 2013

(2) Principal Financial Officer			Principal Financial Officer

By:	/s/ Francis J. Smith
	Francis J. Smith			February 28, 2013

(3) Majority of the Trustees

James F. Higgins

By:	/s/ Stefanie V. Chang Yu
Stefanie V. Chang Yu
	Attorney-in-Fact			February 28, 2013

	Frank L. Bowman	Michael F. Klein
	Michael Bozic	Michael E. Nugent (Chairman)
	Kathleen A. Dennis	W. Allen Reed
	Manuel H. Johnson	Fergus Reid
Joseph J. Kearns

By:	/s/ Carl Frischling
Carl Frischling
	Attorney-in-Fact			February 28, 2013

EXHIBIT INDEX

MORGAN STANLEY MORTGAGE SECURITIES TRUST

(a)(8)	Amendment to the Amended and Restated Declaration of Trust (changing Class C to Class L).

(d)	Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc.

(e)(1)	Distribution Agreement between the Registrant and Morgan Stanley Distribution, Inc.

(h)(3)	Administration Agreement between Morgan Stanley Services Company Inc. and Registrant.

(i)(3)	Consent of Dechert LLP.

(j)	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

(m)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1.